SUPPLEMENT DATED JULY 20, 2006

TO PROSPECTUSES DATED MAY 1, 2006

for

VUL GuardSM 1

Survivorship VUL GuardSM 1

Variable Universal Life II (“VUL II”) 1

Survivorship Variable Universal Life II (“SVUL II”) 2

Variable Universal Life (“VUL”) 2, 3

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
[2]	Issued by MassMutual in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions where available.
[3]	This product is no longer available for sale.

The following information relates to the policies described by the above-listed prospectuses:

1.	The Underlying Fund table that appears in the Investment Choices section has been revised. The Sub-Adviser listed for the MML Emerging Growth Fund has been changed to Delaware Management Company and Insight Capital Research & Management, Inc.

2.	The following sentence is added to Janus Worldwide Growth Portfolio Footnote 14 to the Investment Management Fees and Other Expenses table.

However for the period July 1, 2006 through January 31, 2007, the adviser has contractually agreed to waive its right to receive a portion of the management fee at the annual rate of up to 0.15% of daily net assets under certain circumstances. Refer to the prospectus supplement dated June 30, 2006 for more information.

There are no other changes being made at this time.

July 20, 2006	Page 1 of 1	Li4300-06-1